Exhibit 99.1 2021 Update January 2022

Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Sports Entertainment Acquisition Corp. (“SEAH”) and SGHC Limited and its subsidiaries (the “Company”). The information contained herein does not purport to be all-inclusive and none of SEAH, the Company or their respective directors, officers, stockholders or affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of SEAH or the Company. The information contained herein is preliminary and is subject to change, and such changes may be material. The Company’s business is subject to a number of risks that are not described in this Presentation, including those set forth in the description of forward-looking statements below and in the Summary of Risk Factors at the end of this Presentation, which are further described in the registration statement filed by Super Group (SGHC) Limited (“NewCo”) with the SEC on Form F- 4 on September 9, 2021, as amended from time to time (the “Registration Statement”), which contains a preliminary prospectus and proxy statement. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of SEAH, the Company or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this Presentation. Non-IFRS Financial Measures. This Presentation includes certain financial measures not presented in accordance with International Financial Reporting Standards or International Accounting Standards issued or adopted by the International Accounting Standards Board (“IFRS”), including, but not limited to, EBITDA, EBITDA Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Gross Gaming Revenue and Net Gaming Revenue, in each case presented on a non-IFRS basis, and certain ratios and other metrics derived therefrom. These non-IFRS financial measures are not measures of financial performance in accordance with IFRS and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under IFRS. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-IFRS measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors. These non-IFRS financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-IFRS financial measures. Please refer to footnotes where presented on each page of this Presentation or to the Glossary of Terms found at the beginning of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measures evaluated in accordance with IFRS. This Presentation also includes certain projections of non-IFRS financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable IFRS financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable IFRS measures is included and no reconciliation of the forward-looking non-IFRS financial measures is included. 2

Disclaimer (cont’d) Industry and Market Data. In this Presentation, SEAH and the Company rely on and refer to certain information and statistics obtained from third-party sources including reports by market research firms and results of peer companies. Neither SEAH nor the Company has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, (C), (R) or TM symbols, but SEAH and the Company will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information. In connection with the proposed Business Combination, NewCo filed a Registration Statement with the SEC, which included a proxy statement/prospectus and certain other related documents, which included both the proxy statement to be distributed to holders of shares of SEAH’s common stock in connection with SEAH’s solicitation of proxies for the vote by SEAH’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of NewCo to be issued in the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. SEAH’s stockholders and other interested persons are advised to read the Registration Statement, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials contain important information about the parties to the Business Combination Agreement, the Company, SEAH and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of SEAH as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the Registration Statement, preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s web site at www.sec.gov. Participants in the Solicitation. SEAH and its directors and executive officers may be deemed participants in the solicitation of proxies from SEAH’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SEAH is contained in SEAH’s final prospectus relating to its initial public offering dated October 5, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed Business Combination, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. The Company’s directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SEAH in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the proxy statement/prospectus for the proposed Business Combination, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. 3

Strong Financial Performance and Metrics

2021 Highlights

2021 financial performance **strong across key metrics**

2021 Group NGR[1] of **~$1.53bn** in line with management guidance

- Robust trading performance in H2 despite:
  - Lower trading margin experienced in October
  - Regulatory impacts in Netherlands (October) and Germany (June)
- November and December showed continued strong growth

2.7+ million average monthly active customers in H2-2021

Key Growth Metrics

Year-on-year growth in **NGR**[1] of **~36%**

H2-2021 **monthly active customers**[2] increased by **~45%** relative to H2-2020

H1-2021 **EBITDA**[3] grew **~87%** compared to H1-2020

Betway and Spin brands launched in **9** new regulated markets in 2021[4] vs **2** in 2020

- Includes DGC's launch of the Betway brand **in 5 US States:**

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1. 2021 NGR calculated at a constant FX of 1.22 to provide like-for-like comparison with previous management guidance. Represents current management accounts and is subject to further accounting adjustments. All figures represent NGR post VAT.
2. Calculated as the average number of unique monthly active customers in the respective 6-month periods.
3. H1-2021 EBITDA calculated at a constant FX of 1.22 to provide like-for-like comparison with previous management guidance. EBITDA for H2-2021 and thus FY2021 still under review.
4. Includes the launch of Spin in a regulated market in which Betway was already live.

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